Exhibit 99.11

Header of all slides
[Logo]  Microsemi

Slide 1
Managing Power - RFIC Products
Erich Volk - Product Development / Marketing RFICs
Dr. Michael Kim - RF Design and System Engineering

Slide 2
Disclaimer
 . Some of the information in this presentation may contain projections or other forward-looking statements regarding future events or the future financial performance of Microsemi Corporation.
 . We wish to caution you that these statements are only predictions and that actual events or results may differ materially. We refer you to the documents the company files from time to time with the Securities and Exchange Commission, specifically, the Company's most recent Form 8-K, 10-K and Form 10-Q.
 . These documents contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward -looking statements.
 .  Amounts shown are estimates of projected revenue growth from new products.
   These estimates represent the average of the range of company estimates developed from external market research data, as well as internal company market and product forecasts. Amounts could change due to changes in market conditions, customer acceptance and other factors, whether known or unknown to the company at this time. Please refer to Microsemi Safe Harbor Statement.

Slide 3

Market Strategy and Players

Power Amp - $ M                              2001          2002           2003          2004                    2005
--------------------------------------   -----------   ------------   -----------  ----------------      -----------------
TAM                                        $654            $ 959         $1,178         $1,431                  $1,492

WCDMA                                                      $   9         $   29         $   64                  $  102
CDMA2000 1x                                   1            $  12         $   68         $  191                  $  327
5GHz WLAN                                                  $   3         $    7         $   13                  $   21
SAM                                        $  1            $  24         $  104         $  268                  $  450

Source: Aug 2001 Cahners Instat Group

RFIC PA                                  Microsemi        Alpha         Anadigics         RFMD         Conexant
--------------------------------------  ------------   ------------   --------------   ------------  ------------
WCDMA                                     InGaP/HBT                      InGaP/HBT      AIGaAs/HBT    AIGaAs/HBT
CDMA/CDMA2000                             InGaP/HBT     AIGaAs/HBT       InGaP/HBT      AIGaAs/HBT    AIGaAs/HBT
WLAN 5GHz low power                       InGaP/HBT
WLAN 5GHz high power                      InGaP/HBT
GSM                                                     AIGaAs/HBT       InGaP/HBT      AIGaAs/HBT    AIGaAs/HBT
TDMA                                                                                    AIGaAs/HBT    AIGaAs/HBT


RFIC PA                                 Agilent/HP        Maxim         Triquint         Celeritek      Raytheon
------------------------------------   --------------   ----------   ------------   ----------------   ----------
WCDMA                                                                                    InGaP/HBT         x
CDMA/CCDMA2000                              x             SiGe          InGaP/HBT        InGaP/HBT         x
WLAN 5GHz low power                         x                                                              x
WLAN 5GHz high power
GSM                                         x
TDMA                                                      SiGe          InGaP/HBT        InGaP/HBT

Slide 4

Microsemi Wireless RF/Fiber-Optic Engineered Solutions:
Networked Corporate Resources & Advanced Technologies

Semicon & Device Technology Leverage
InGaP/GaAs
- HBT PAs
- HBT TIAs
InGaAs/GaAs
- E-Mode PHEMT LNAs
Silicon
- CMOS DC-DC Converter
InGaAs/InP
- PA, LNA, TIA

Product Design/Development
[picture of Building]
[picture of design engineers]
[picture of engineer with test equipment]
[picture of equipment]
[picture of equipment]

Power-Managed Multi-Function Integration
Flip-Chip Packaging
- Au-Stud
- LTCC
Variable Vc Bias PAs
- DC-DC
- Si CMOS

RFIC/Opto Products
[graphic of 2.5G-3G Power Amp, Chips & Modules]
[graphic of 5-6GHz WLAN PA, LNA, Antenna, Antenna Switch]
[graphic of 10-40Gb/s Ethernet/Sonet, Photodiode/TIA, Chips & Modules]

Wireless/Fiber-Optic Applications
[graphic of 2.5G-3G Portable]
[graphic of 5-6GHz LAN]
[graphic of Gb Ether/Sonet]

Slide 5

Microsemi Wireless RF/Fiber-Optic Engineered Solutions:
Optimum Power Amp RFIC Component Technology Path

- Lower Noise Figure
- Higher Gain/Bandwidth
  --  LNA, PA, PHEMT (E-Mode), HBT,
- No Drain Switch
- Smaller Die Size
  --  SiGe/Si[crossed out], AIGaAs/GaAs, InGaP/GaAs
- Better Temp Stability
- Greater Reliability
  --  Chip-&-Wire, PA Module, Flip-chip, PA Module
- Greater RF Performance
- Smaller Size
- Better RF Yield/Cost
  --  Solder-Reflow Bump, Thermosonic Au-Stud Bump
- Better Thermals
- Smaller Size
- Simpler Manufacturing
  --  PA Chips & Modules
         2G-3G Portable
         5-6GHz W-LAN

Slide 6
W-CDMA/CDMA2000 HBT Power Amp Products:
Worldwide 3G Mobile Communication Service

3G Mobile Communications W-CDMA/CDMA2000 HBT Power Amp Products

Sept 2001                                  2002-03                2003-04
[picture of 3 mobile telephones]         Korea/Europe               USA
[picture of PDA]                     (DCMA2000-1x, W-CDMA)    (CDMA2000-1xEV)
[picture of FOMA Card]
NTTDoCoMo FOMA
(Freedom Of Mobile Access)
 -       -  -      -
Introductory Phones

[graphic of PA Chips, Modules (6x6mm2=>3x3mm2)

Slide 7

Overall Power Amplifier Efficiency:
Power-Added Efficiency (PAE) Vs Quiescent Current (Icq)

Probability Distribution of CDMA Handset (IS-95)

P       3                           x
r                              x x
o                             x
b     2.5                               x
a                            x
b
i                           x
l     2
i
t                          x                   x
y     1.5                 x
                                                 x
                        x
%     1                x                            x
                    x                                x
      0.5         x
                 x
                 x                                     x
               x                                             x
              x                                         x
             0
             ----------------------------------------------------
             -25     1.5      -5       5         15         25

 . High Transmitter Power: Edge of cell, deep fading
 . Low Transmitter Power: Near base station, low shadow & Rayleigh fading

Pout (dBm)

T            0.45                                                                     ox
o             0.4                                                                   ox
t            0.35                                                                 ox
a             0.3                                                               ox
l            0.25                                                             ox
              0.2                                                           ox
C            0.15                                                         xo
u             0.1                                                   xo
r                x x x  x x x x x x x x x x x x x x x x x x x x x x
r              0.05                                       o
e                                                     o
n                o o o o o o o o o o o o o o o o o o
t              0
(A)          --------------------------------------------------------------------------

              -25      -20     -15    -10    -5   0     5    10    15    20    25    30
                                               Pout (dBm)

               x = High Icq (80mA)             o = Low Icq (38mA) (MWS)

[graphic of energy compliance logo]
*30% Battery Power Saving!
Fact #1: PA with highest PAE may not be the overall most efficient PA. Fact #2 Icq has a major impact on battery life of CDMA phones.

* more than

Slide 8
Advanced Performance-Managed Multi-Function PA Modules:
Optimizing for Combined Efficiency, Linearity, Size and Cost

Optimum "Intelligent" Performance-Managed Multi-Function, Multi-Chip Power Amp Module
[schematic]  2-Bit Bias Control, Input Voltage (Battery), Buck DC-DC Converter,
             Variable Vcc (&/or Vref) Biasing, Vcc, HBT Power Amp, RF Input, RF Output
"Intelligent" Power Amp Module

[graphic of InGaP/GaAs]
[graphic of HBT PA RFICs]
[graphic of (2G-3G)

Intelligent Power Mangement
- Discrete Variable Bias Region?
- Dynamic Input Envelope Tracking?
- PA Output Stage Switching?
[schematic]  Bias Control, Input Voltage (Battery), Boost DC-DC Converter, RF
             Input, Dynamic Envelope Tracking, Variable Bias, Vcc, Vref

[schematic]  PA Output Stage Switching, Switch Control

Bias/Control Support Circuitry
Multi-Layer Input Matching Circuitry
Transient Voltage Suppression
Multi-Layer Output Matching Circuitry
[graphic of InGaP/GaAs]
[graphic of HBT PA RFICs]
[graphic of (2G-3G)]
Multi-Layer Low-Temp Co-Fired Ceramic (LTCC) for Chip Module Packaging

Flip-Chip Au-Stud/Au-Pad Die Attached and I/O Interconnect
[graphic of magnified au stud bump]

Slide 9

Active Bias Power Management of InGaP HBT Power Amp:
DC-DC Converter with 2-Bit (4) Bias Level (In Development)

[schematic]  Input Voltage (Battery), Bias control (2-Bit+), Si Buck DC-DC
             Converter (greater than 1MHz), External FET Switch, Inductor & Filter Capacitor, Variable Vcc, Vref, HBT Power Amp, RF Input, RF Output
Active Bias Power Amp Block Diagram



          50
                                                                     o
          45
PAE (%)                                                              x
          40

          35
                                                               o
          30
                                      Vcc  1- 2V     X
          25

          20
                                                            o
          15
                                                     o
          10
                       Vcc  0.5-1V     x
           5                                  o
                       x      o      o
           0   o   o   o
             -------------------------------------------------------------------
               -10    -5      0       5       10      15      20      25     30

               x = Converter                   o = No Converter

            InGap HBT W-CDMA Power Amp 4 Level Bias PAE Performance

Slide 10

Dynamic Power Management of InGaP HBT Power Amp:
Variable 2-Bit Vcc Bias with Si DC-DC Buck Converter

W-CDMA/CDMA2000 PA with Buch Converter 4-Level Vcc Control

[schematic]  RF/IF Converter and Baseband Chip Set, Bias Control (2-Bit+),
             DC-DC Buck Converter (greater than 1MHz) 2-Bit+ Controlled Vcc, Vref Bias States: Bias 1 = V Battery, Bias 2 1-2V, Bias 3 0.5-1V, Bias 4 = 0ff, LDO, Battery Voltage (3.2-4.2V), Variable Vcc, Variable Vref, HBT Power Amp, RF Input, RF Output

Slide 11

Flip-Chip Interconnect Via Gold Stud Bump/Gold Pad Bonding:
Thermosonic Au Stud/Au Pad Process With Wire Bond Studs

-  Gold-stud bumping and thermal vias on ceramic substrate (alumina, LTCC)
-  GaAs IC die with Au pads flip-chip aligned to Au-stud bumps
-  GaAs IC pads and substrate studs thermo-sonic welded

[schematic]  GaAs Flip-Chip Die (7mils Thick) with Au Pads, Au-Stud Bump,
             Ceramic Substrate (15mils Thick), Thermal Via (Silver-Filled), Printed Circuit Board (FR4)
Schematic of Flip-Chip Assembly (75 um Diameter x 20 um Thick Studs)

[picture of GaAs IC Flip-Chip Die, Ceramic Substrate and Magnified Au Stud Bump (75um D)
Magnified Au-Stud Flip-chip Assembly (75um diameter x 20um Thick Studs)

Slide 12

Au-Stud Flip-Chip PA Module Assembly:  Performance, Size & Cost
Advantages Over Conventional Chip-&-Wire Approach

[schematic of Heat Flow]  PA Module, PA RFIC + Backside Via, GaAs Substrate,
                          Epoxy Die Attach, Module Substrate (LTCC), + Silver-Filled Thermal Vias, Solder Reflow, RF System PCB

Performance, Size, Cost               Chip-and-Wire                     Au Stud-Au Pad Flip-Chip
---------------------------     --------------------------       --------------------------------------
Module Performance            -  RF performance/yield limited     -  Optimum performance/yield
-  RF (Gain, PAE, ACPR)          --  Die attach epoxy RF ground       --  Thermosonic Au-Au
                                 --  Wire bond inductance             --  Repeatable low inductance
                                 --  Limited RF isolation (vias)      --  Flexible RF isolation
-  Thermal                    -  Acceptable (4mil GaAs/Via)       -  1-2X better (20um thick Au stud)
-  Mechanical                 -  Fragile (4mil thick)             -  2x thicker die
Size
-  Chip Size                  -  Ground via limited               -  Same size or smaller
-  Module Size                -  Wire bond pad limited            -  25%-30% smaller (no bond pad)

Cost
-  Chip Fab Process           -  Backside thinning+via+plating    -  10% lower cost (no via/plating)
-  Module Fab Process         -  Epoxy die attach+12 bonds        -  Same cost (flip-chip+30studs)
-  Overall Module Cost        -  Chip & RF yield limited          -  >10% lower (chip+better RF yield)

Slide 13

InGaP/GaAs HBT PA RFIC Thermal Analysis:
Conventional Chip-&-Wire Versus Au-Stud Flip-Chip
[graphic of circuit layout]
2-D Thermal Distribution Simulation
-  3-D software (finite-element analysis)
   Tochnog (public domain ANSI-C code)
-  Thermal structure
   --  Thermal conductivity ratio Au:GaAs= 6:1
   --  Heat flow thickness:
   --  GaAs substrate =100um; Au stud=20um
   --  Heat flow area wire-bond:flip-chip ratio=20:1
-  Heat flow into infinite heat sink

Temperature (C) Distribution without Studs
 1400                                  90
                                       85
 1200             xxxxxxx              80
                  xxxxxxx              75
 1000             xxxxxxxx
                 xxxxxxxxx
  800            xxxxxxxxx             70
                 xxxxxxxxxx            65
  600            xxxxxxxxxx            60
                xxxxxxxxxxx
  400           xxxxxxxxxxxx           55
                 xxxxxxxxxx            50
  200            xxxxxxxxxx            45
    0             xxxxxxx              40
------------------------------------------
-1500        -1000   -500          0

          Chip-&-Wire
[graph of thermal distribution without Studs]

Temperature (C) Distribution with Au Studs
 1400                                  90
                                       85
 1200                    xxxxxxx       80
                         xxxxxxx       75
 1000                    xxxxxxx
                         xxxxxxx
  800                                  70
                         xxxxxxx       65
  600                    xxxxxxx       60
                         xxxxxxx
  400                                  55
                         xxxxxxx       50
  200                    xxxxxxx       45
    0                    xxxxxxx       40
------------------------------------------
-1500        -1000      -500       0

         Au-Stud Flip-Chip
[graph of thermal distribution with Au Studs]

Slide 14

InGaP/GaAs HBT PA RFIC Au-Stud Flip-Chip Thermal Analysis:
3-D Thermal Distribution Simulation

3-D Thermal Distribution Simulation
-  3-D software (finite-element analysis)
   Tochnog (public domain ANSI-C code)
-  Thermal structure
   --  Thermal conductivity ratio Au:GaAs = 6:1
   --  Heat flow thickness:
       GaAs substrate =100um; Au stud =20um
   --  Heat flow area wire-bond:
       Flip-chip ratio = 20:1
-  Heat flow into infinite heat sink


Surface Temperature - Au-Stud Side
[graphic of 3-D thermal map]
[X Y Z axes]
[graphic of circuit layout]
[chart of color coded temperature]

Slide 15

W-CDMA InGaP HBT PA Matched Module Evolution:
6x6mm2 Chip-&-Wire to 3x3mm2 Au-Stud Flip-Chip

[graphic of 6x6mm2 Chip-&-Wire Single-Layer Alumina (PA Module Prototype)]

[graphic of 3x3mm2 Au-Stud Flip-Chip Multi-Layer LTCC (PA Module in
Development)]

Slide 16

Amplifiier and Antenna Products:
5-6GHz Wireless Portable, Access Point, Bridge Applications

                                                       2002                     2002-03
[picture of Current 2.4GHz Wireless LAN Modem   5-6GHz Wireless Modem      Europe (HiperLAN)
 PCMCIA Card Format]                            -  Portable                      Japan
                                                -  Base Access
                                                -  Bridge
                                                USA (802.11a)

[graphic of Power Amp, LNA Printed Antenna]

5-6 GHz Wireless
HBT Power Amp, PHEMT LNA and Antenna Products


Slide 17

5-6GHz Wireless LAN Block Diagram:
Microsemi RF Front-End Product Family Solution

[schematic]    Antenna Diversity Switch, Antenna 1, Antenna 2, Band Pass Filter,
               TX/RX Switch, LNA, PA, RF/IF Conversion Chip(s), Low Pass Filter,
               Baseband Chip Set
[picture of  band pass filter]
[picture of Antenna Diversity Switch & TX/RX Switch]
[picture of LNA]
[picture of PA]

Slide 18

InGaP HBT 5.15-5.35 GHz Hybrid 3-Stage PA Evolution:
3-Chip Discrete to 2-Chip RFIC Solution

[schematic]     Input 50 Ohm, Drive Amp Gain Block, Chip, SOT-23 or 1x2mm2 MLP,
                P1dB=12dBm G=11dB, Inter-Stage Match, 2nd-Stage, 1-Stage PA,
                Chip, SOT89 or 2x2mm2 MLP, P1dB greater than 24dBm G greater than 12dB, Inter-Stage Match, Output Stage, 1-Stage PA, Chip,
                SOT89 or 2x3mm2 MLP, P1dB~29-30dBm, G~5-6dB, Output Match, PCB:
                Rogers 4350, Output, P1dB greater than 29dBm, G greater than
                28dB

2nd + 3rd Stage RFIC Integration
-  Vcc=3.3V
-  Total Quiescent Current: Icq 200mA
-  P1dB 29-30dBm
-  Gain*15dB
[graphic of circuit board]